UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02              Results of Operations and Financial Condition.

On June 1, 2020, Sterling Bancorp, Inc. issued a press release announcing its financial highlights for the first quarter ended March 31, 2020.  The press release is attached as Exhibit No. 99.1 and is incorporated herein by reference.  This report and the exhibit are furnished to, and not filed with, the Securities and Exchange Commission.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2020, Sterling Bancorp, Inc. (the “Company”) and its wholly owned bank subsidiary, Sterling Bank and Trust, F.S.B. (the “Bank”), agreed to hire Thomas M. O’Brien, age 69, as Chairman, President and Chief Executive Officer of the Company and the Bank, respectively, subject to the receipt of regulatory non-objection from the Office of the Comptroller of the Currency (the “Regulatory Non-Objection”). Mr. O’Brien has been providing consulting services to the Board of Directors of the Bank under a consulting agreement since March 2020, pursuant to which he will have been paid an aggregate of $600,000 through May 31, 2020 and would be entitled to receive an additional $60,000 per month thereafter through February 2021. Mr. O’Brien’s consulting services will end on the first business day after the Regulatory Non-Objection is received, at which time Mr. O’Brien’s employment with the Company and the Bank will commence. In connection with the agreement to hire Mr. O’Brien, the Board of Directors of the Company appointed Mr. O’Brien to fill the board vacancy created by the resignation of Thomas Lopp, which is also subject to the receipt of the Regulatory Non-Objection. Mr. O’Brien was similarly appointed to the Board of Directors of the Bank.

An accomplished leader in the financial services industry with over 44 years of industry experience, Mr. O'Brien will report to the Boards of Directors of the Company and the Bank.  Most recently he served as Vice Chairman of New York City-based Emigrant Bancorp, Inc. and Emigrant Bank from October 2018 to March 2020. Mr. O’Brien served as President, Chief Executive Officer and on the boards of Sun Bancorp, Inc. and Sun National Bank from April 2014 to February 2018. Mr. O’Brien previously served on the boards of BankUnited, Inc. and BankUnited, NA from May 2012 to April 2014.  Prior to that, Mr. O’Brien served as President, Chief Executive Officer and a director of State Bank of Long Island and State Bancorp, Inc. from November 2006 to January 2012.  From 2000 to 2006, Mr. O’Brien was President and Chief Executive Officer of Atlantic Bank of New York and, following the acquisition of Atlantic Bank of New York by New York Commercial Bank, continued to serve as President and Chief Executive Officer during the post-closing transition.  From 1996 to 2000, Mr. O’Brien was Vice Chairman and a board member of North Fork Bank and North Fork Bancorporation, Inc.  From 1977 to 1996, Mr. O’Brien was Chairman, President and Chief Executive Officer of North Side Savings Bank.  Mr. O’Brien served as a director of the Federal Home Loan Bank of New York from 2008 to 2012 and served as Chairman of New York Bankers Association in 2007.  Mr. O’Brien is currently Trustee and Chairman of the Audit Committee of Prudential Insurance Company of America $175 Billion Annuity Fund Complex, and Vice-Chairman of the Board and Chairman of the Finance Committee of Archcare and Catholic Healthcare Foundation for the Archdiocese of New York. Mr. O’Brien received a B.A. in Political Science from Niagara University in 1972 and an M.B.A. from Iona College in 1982.

Mr. O’Brien entered into an employment agreement with the Company (the “Employment Agreement”) providing for an at-will employment relationship, which is expected to commence on the first business day following receipt of the Regulatory Non-Objection.  The following description is qualified in its entirety by reference to the terms of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Employment Agreement provides that Mr. O’Brien’s initial base salary will be $3,000,000 per year.  The Board of Directors is required under the Employment Agreement to take all actions necessary to appoint Mr. O’Brien as a director of the Company and the Bank and to the Executive Committee, if any, of each of the Boards of Directors of the Company and the Bank, and to nominate him for election by the Company’s shareholders as a member of the Board of Directors of the Company.

As an inducement to Mr. O’Brien accepting employment with the Company, the Employment Agreement provides that upon the later of (i) the first day on which Mr. O’Brien commences employment and (ii) the fourth trading day following the filing of this Current Report on Form 8-K, he will be granted a stock option to purchase 300,000 shares of the Company’s common stock (“Common Stock”; and such option, the “Option”) with an exercise price per share equal to the average of the high and the low sales prices of the Common Stock underlying the Option on the date of grant.  The Option will vest at the rate of one-third (1/3) on January 1, 2021, one-third (1/3) on the first anniversary of the date of grant, and one-third (1/3) on January 1, 2022, subject to his remaining employed on the vesting date; provided that, the unvested portion of the Option would vest immediately in full upon Mr. O’Brien’s termination of employment due to “death” or “disability” or upon a “change of control” (each, as defined in the Employment Agreement).  In the event of termination of employment other than termination for “cause” (as defined in the Employment Agreement), if the Option is exercisable at the time of such termination of employment, it will remain exercisable for three years following termination, provided that Mr. O’Brien remains in compliance with certain terms contained in the Employment Agreement. The Company is required to cause any equity awards to be received under the Employment Agreement to be registered with the Securities and Exchange Commission as soon as practicable following the Company’s eligibility to do so. The award will be granted pursuant to an Option Award, the form of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference. The award is not subject to the Company’s 2017 Omnibus Equity Incentive Plan.

Upon the commencement of his employment, Mr. O’Brien will also be entitled to participate in any employee benefits, fringe benefits, perquisites and business expense reimbursements that the Company or the Bank offers to full-time employees or other members of executive management other than through or related to bank owned life insurance arrangements, as disclosed in the Company’s most recent proxy statement. Mr. O’Brien will also receive a temporary housing allowance and relocation assistance (which includes the payment of a rental allowance on the rental of an apartment and reimbursement of moving expenses) and a weekly travel allowance (for travel expenses to Mr. O’Brien’s residence). Under the Employment Agreement, Mr. O’Brien will also be eligible to receive annual equity awards at the discretion of the Company’s Compensation Committee.

The Employment Agreement also contains customary non-solicitation, non-competition and non-disclosure provisions.

Mr. O’Brien also entered into a stock purchase agreement with the Company (the “Stock Purchase Agreement”), pursuant to which Mr. O’Brien has agreed to purchase 300,000 shares of Common Stock directly from the Company with his own funds within 12 months from the date of commencement of his employment.  All purchases must be made based on then current trading prices of the Company’s common stock at the time of purchase. The shares to be purchased will not initially be registered under the Securities Act of 1933, as amended. However, Mr. O’Brien will receive customary “piggy-back” registration rights that provide for Mr. O’Brien to add the shares he purchases to future registrations of securities by the Company. The Stock Purchase Agreement, which will be effective upon Mr. O’Brien’s commencement of employment, is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01                Regulation FD Disclosure.

A press release regarding the Company’s agreement to hire Mr. O’Brien is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01.               Other Events.

On May 27, 2020, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based on the previously-disclosed plan of compliance submitted by the Company on May 18, 2020, Nasdaq has granted an exception to enable the Company to regain compliance with Nasdaq Listing Rule 5250(c)(1).  This exception extends the deadline for the Company to file its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) through September 14, 2020.  In the event the Company does not file the Annual Report and Quarterly Report on or before that date, Nasdaq would provide the Company with a delisting determination notification, and the Company would have the opportunity to appeal such determination to a Nasdaq Hearings Panel and to request a further stay pending the appeal.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally can be identified by the use of forward-looking terminology such as “will,” “propose,” “may,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “continue,” “predict,” “project,” “potential,” “could,” “would,” “should” or similar terminology, including references to assumptions. Forward-looking statements are based on various assumptions and analyses made by us in light of our management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events that may be subject to circumstances beyond our control; increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment; changes in deposit flows, loan demand or collateral values; changes in accounting principles, policies or guidelines; changes in general economic, business and political conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate, securities or financial markets or the banking industry; legislative or regulatory changes; supervision and examination by the OCC and the Board of Governors of the Federal Reserve System; our ability to successfully implement technological changes; our ability to successfully consummate new business initiatives; litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, including litigation and investigations relating to our residential lending practices and the Advantage Loan Program; the outcomes of such litigation and investigations, including the risk of civil or criminal enforcement action, regulatory restrictions on the Bank’s activities, financial penalties or judgments, other adverse consequences, and any resulting effects on the Company’s business, financial condition, and/or results of operations; losses from such litigation and investigations that may be materially higher than expected and that may materially exceed our contingency reserves; repurchase requests related to the sale of loans originated under the Advantage Loan Program may be materially higher than expected and result in repurchase obligations that may materially exceed our loan repurchase reserves; the ability of our auditors to complete the audit of the Company’s December 31, 2019 financial statements or the review of the Company’s March 31, 2020 financial statements; our ability to file our Annual Report on Form 10-K for the year ended December 21, 2019 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 within the exception period granted by The Nasdaq Stock Market, LLC; our ability to comply with Nasdaq’s continued listing requirements and the possibility that our shares will be delisted if such requirements are not satisfied; our ability to implement enhanced risk management policies, procedures and controls commensurate with shifts in our business strategies and regulatory expectations; the occurrence of natural and other disasters, pandemics, terrorist activities, significant political events, cyberattacks, security breaches or system failures that affect us or our counterparties or service providers, including the COVID-19 pandemic and the regulatory and governmental actions implemented in response to COVID-19; and the risks, uncertainties, and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2019, subsequent periodic reports and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Any forward-looking statements presented herein are made only as of the date of this filing, and we do not undertake any obligation to update, revise, or correct any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, the receipt of new information, or otherwise.

Item 9.01.            Financial Statements and Exhibits.

(d)      Exhibits

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
Exhibit 10.1	Employment Agreement with Mr. Thomas M. O’Brien, dated as of June 1, 2020.

Exhibit 10.2	Form of Option Award to be entered into with Mr. Thomas M. O’Brien.

Exhibit 10.3	Stock Purchase Agreement with Mr. Thomas M. O’Brien, dated as of June 1, 2020.

Exhibit 99.1	Press Release of Sterling Bancorp, Inc. relating to first quarter financial highlights dated June 1, 2020.

Exhibit 99.2	Press Release of Sterling Bancorp, Inc. relating to Mr. Thomas M. O’Brien dated June 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING BANCORP, INC.

Dated: June 1, 2020

	By:	/s/ Steve Huber
Steve Huber
Chief Financial Officer